UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2025

N2OFF, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NITO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Item 8.01 Other Information.

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of N2OFF, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on October 23, 2025 (the “Original Form 8-K”). The Original Form 8-K reported the Company’s acquisition of MitoCareX Bio Ltd. (“MitoCareX” and the “Acquisition”). This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Original Form 8-K to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Form 8-K, as well as to file certain updated business description and risk factors disclosures applicable to its business for the purpose of supplementing and updating disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1. Business” and “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on March 31, 2025. The supplemental updated business description and risk factors are filed herewith as Exhibit 99.4 and Exhibit 99.5, respectively, and are incorporated herein by reference.

The unaudited pro forma combined financial information included as Exhibit 99.3 to this Current Report on Form 8-K/A does not necessarily reflect what the Company’s results of operations, balance sheets or cash flows would have been during the periods presented had the Acquisition been completed in prior periods and does not necessarily indicate what the Company’s results of operations, balance sheets, cash flows or costs and expenses will be in the future.

Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the audited financial statements of MitoCareX as of December 31, 2024 and December 31, 2023 are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

In accordance with Item 9.01(a), the unaudited financial statements of MitoCareX for the for the six months ended June 30, 2025 are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b), the unaudited pro forma condensed combined financial information of the Company updated to reflect the acquisition of MitoCareX as if it had occurred on each of December 31, 2024 and June 30, 2025 are attached hereto as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(c)	Not Applicable.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Kost, Forer, Gabbay & Kasierer, a member of EY Global, independent auditor of MitoCareX Bio Ltd.

99.1	Audited Financial Statements of MitoCareX Bio Ltd. for the years ending December 31, 2024 and 2023

99.2	Unaudited financial statements of MitoCareX Bio Ltd. for the six months ended June 30, 2025

99.3	Unaudited Pro Forma Combined Financial Information for the six months ended June 30, 2025 and for the year ended December 31, 2024

99.4	Supplemental Business Description

99.5	Supplemental Risk Factors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N2OFF, Inc.

Date: November 12, 2025	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer